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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement of the Polaris II Variable Annuity on Form N-4 for Variable Separate Account of First SunAmerica Life Insurance Company, of our report dated April 24, 2007, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006. We also consent to the incorporation by reference of our report dated April 24, 2007, relating to the financial statements of FS Variable Separate Account at December 31, 2006, and for each of the two years in the period ended December 31, 2006, in such Registration Statement. We also consent to the incorporation by reference of our report dated March 1, 2007, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2006, in such Registration Statement. We also consent to the use of our report dated April 26, 2007, relating to the statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2006, in such Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2007